LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Jay S. Wintrob, Director of Anchor National Life Insurance Company (the "Company"), a corporation duly organized under the laws of the state of Arizona, do hereby appoint Christine A. Nixon as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this May 29, 2002.

WITNESS:

/s/                                                  /s/ JAY S. WINTROB
-----------------------------                     ------------------------------
                                                     Signature

                                                     Director
                                                  ------------------------------
                                                     Title

                                             LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Jana W. Greer, Director of Anchor National Life Insurance Company (the "Company"), a corporation duly organized under the laws of the state of Arizona, do hereby appoint Christine A. Nixon as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this May 29, 2002.

WITNESS:

/s/                                                  /s/ JANA W. GREER
-----------------------------                     ------------------------------
                                                     Signature

                                                     Director
                                                  ------------------------------
                                                     Title

                                             LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, N. Scott Gillis, Director of Anchor National Life Insurance Company (the "Company"), a corporation duly organized under the laws of the state of Arizona, do hereby appoint Christine A. Nixon as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this May 29, 2002.

WITNESS:

/s/                                                  /s/ N. SCOTT GILLIS
-----------------------------                     ------------------------------
                                                     Signature

                                                     Director
                                                  ------------------------------
                                                     Title

                                             LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, Marc H. Gamsin, Director of Anchor National Life Insurance Company (the "Company"), a corporation duly organized under the laws of the state of Arizona, do hereby appoint Christine A. Nixon as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this May 29, 2002.

WITNESS:

/s/                                                  /s/ MARC H. GAMSIN
-----------------------------                     ------------------------------
                                                     Signature

                                                     Director
                                                  ------------------------------
                                                     Title

                                             LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that I, James E. Belardi, Director of Anchor National Life Insurance Company (the "Company"), a corporation duly organized under the laws of the state of Arizona, do hereby appoint Christine A. Nixon as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this May 29, 2002.

WITNESS:

/s/                                                  /s/ JAMES E. BELARDI
-----------------------------                     ------------------------------
                                                     Signature

                                                     Director
                                                  ------------------------------
                                                     Title